The GNMA Fund Investment
Accumulation Program, Inc.

Annual Report
December 31, 2000

Comparison of the Change in Value of a $10,000 Investment in the GNMA Fund Investment Accumulation Program and the Salomon Brothers 30 Year GNMA Index

$25,000
$20,000
$15,000
$10,000
$5,000
$0
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
Year End
$21,505
$20,021
Salomon Brothers 30 Year GNMA
GNMA IAP

GNMA Fund's Average Annual Total Returns For the Period Ending 12/31/00

1 Year	**10.98%**
5 Year	**6.36%**
10 Year	**7.19%**

To Our Shareholders:

    We are pleased to present the shareholder report for The GNMA Fund Investment Accumulation Program, Inc. for the year ended December 31, 2000.

    During the year, the Program generated net investment income of 6.53% as a percentage of average net assets and paid dividends of $1.28 per share.

    During the year, interest rates on 30 year Treasury securities fluctuated from a high of 6.75% in January to a low of 5.4% in December. GNMA current coupons purchased for the Program fluctuated from a low of 7.00% to a high of 8%. Principal paydowns of the GNMA pools held in the Program averaged $1.7 million per month. Purchases of Program shares averaged $1.5 million per month and redemptions averaged $2.7 million per month.

    Cash balances available and reserved for the purchase of GNMAs on their corresponding settlement dates were invested in Short Term Treasury Bills. This contributed $16,369 of income to the Program.

    This Program should continue to provide a good means of compounding distributions from your unit trust holdings through its monthly dividend, and barring any dramatic change in interest rates should provide investors with attractive returns in the future.

    Thank you for including Defined Asset Funds and The GNMA Fund Investment Accumulation Program, Inc. among your investment portfolio.

Officers and Directors	Sincerely,
Michael J. Perini-President and Director Leonard I. Shankman-Director Robert A. Kavesh-Director Timothy J. Mahoney-Vice President Teresa A. Koncick-Secretary Gerard J. Fenerty-Treasurer	/s/Michael J. Perini
Michael J. Perini
President
Custodian and Transfer Agent The Bank of New York P.O. Box 974 Wall Street Station New York, N.Y. 10268-0974

The GNMA Fund Investment Accumulation Program, Inc.
Schedule of Investments
December 31, 2000

Security Description	Interest Rate	Range of Maturities	Face Amount*	Cost*		Value (Note 1a)
Government National Mortgage Association, Modified Pass-Through Mortgage-Backed Securities	6.00%	10/15/28-02/15/29	$21,699,998	$21,478,647		$21,073,194
Government National Mortgage Association, Modified Pass-Through Mortgage-Backed Securities	6.50	05/15/23-04/15/29	38,922,850	38,973,319		38,516,184
Government National Mortgage Association, Modified Pass-Through Mortgage-Backed Securities	7.00	03/15/22-12/15/30	57,292,528	57,621,132		57,553,323
Government National Mortgage Association, Modified Pass-Through Mortgage-Backed Securities	7.50	02/15/22-11/15/30	27,521,683	27,662,752		27,982,316
Government National Mortgage Association, Modified Pass-Through Mortgage-Backed Securities	8.00	03/15/17-05/15/30	10,915,082	10,979,633		11,186,486
Government National Mortgage Association, Modified Pass-Through Mortgage-Backed Securities	8.50	06/15/16-05/15/25	4,677,168	4,725,742		4,817,679
Government National Mortgage Association, Modified Pass-Through Mortgage-Backed Securities	9.00	04/15/16-10/15/21	2,708,327	2,714,480		2,810,482
Government National Mortgage Association, Modified Pass-Through Mortgage-Backed Securities	9.50	10/15/09-11/15/20	2,719,923	2,723,923		2,833,564
Government National Mortgage Association, Modified Pass-Through Mortgage-Backed Securities	10.00	10/15/15-06/15/18	1,713,595	1,719,080		1,802,488
Government National Mortgage Association, Modified Pass-Through Mortgage-Backed Securities	11.50	04/15/13-12/15/15	729,799	718,777		799,130
Government National Mortgage Association, Modified Pass-Through Mortgage-Backed Securities	12.00	02/15/13-11/15/15	381,505	384,163		419,060
Government National Mortgage Association, Modified Pass-Through Mortgage-Backed Securities	13.00	04/15/13	18,208	18,543		20,774
Government National Mortgage Association, Modified Pass-Through Mortgage-Backed Securities	13.50	05/15/11	6,143	5,866		7,109
Government National Mortgage Association, Modified Pass-Through Mortgage-Backed Securities	14.50	04/15/13	18,098	18,625		21,192
Government National Mortgage Association, Modified Pass-Through Mortgage-Backed Securities	15.00	06/15/13	99,131	102,689		118,307
Government National Mortgage Association, Modified Pass-Through Mortgage-Backed Securities	16.00	12/15/11-04/15/12	74,642	76,777		90,013
Government National Mortgage Association, Modified Pass-Through Mortgage-Backed Securities	17.00	10/15/11-01/15/12	310,735	323,754		380,165
United States Treasury Bills			450,000	448,950		449,055

Total Investments—99%			$170,259,415	$170,696,852	**	$170,880,521

Other Assets in Excess of Liabilities—1%						1,715,877

Net Assets—Equivalent to $20.78 net asset value per share on 8,307,174 shares of capital stock outstanding—100%						$172,596,398

 * Original face amounts and related costs are reduced by principal payment pass-throughs.

** Aggregate cost for Federal tax purposes.

See Notes to Financial Statements.

The GNMA Fund Investment Accumulation Program, Inc.
Statement of Assets and Liabilities
December 31, 2000

Assets:
Investments at Value (Identified Cost $170,696,852)	$170,880,521
Cash	1,818,568
Interest Receivable	1,002,689
Other	8,298

Total Assets	173,710,076

Liabilities:
Payable for Securities Purchased	901,411
Accounts Payable and Accrued Expenses	182,945
Payable to Administrators	29,322

Total Liabilities	1,113,678

Net Assets (Equivalent to $20.78 net asset value per share on 8,307,174 shares of capital stock outstanding)	$172,596,398

See Notes to Financial Statements.

The GNMA Fund Investment Accumulation Program, Inc.
Statement of Operations
For the Year Ended December 31, 2000

Net Investment Income:
Income:
Interest Income and Premium Amortization		$12,387,573
Expenses:
Custodian, Transfer and Dividend Disbursing Agent Fees	$444,368
Administration Fee	349,140
Printing and Mailing	125,604
Professional Fees	68,309
Other	11,700
Directors' Fees & Expenses	11,000	1,010,121

Net Investment Income		11,377,452
Unrealized Gain on Investments:
Unrealized Appreciation/Depreciation of Investments:
Beginning of Year	(6,415,151)
End of Year	183,669

Increase in Unrealized Appreciation/Depreciation		6,598,820

Net Increase in Net Assets Resulting from Operations		$17,976,272

See Notes to Financial Statements.

The GNMA Fund Investment Accumulation Program, Inc.
Statements of Changes in Net Assets

	Year Ended December 31, 2000	Year Ended December 31, 1999
Increase/(Decrease) in Net Assets:
Operations:
Net Investment Income	$11,377,452	$11,984,007
Net Equalization (Debits) included in the Price of Capital Stock Sold and Reacquired	(145,868)	(136,389)
Increase/(Decrease) in Unrealized Appreciation of Investments	6,598,820	(10,791,020)

Net Increase in Net Assets Derived from Operations	17,830,404	1,056,598

Dividends to Shareholders	(10,977,425)	(11,757,579)

Capital Share Transactions (Exclusive of Net Equalization Debits Allocated to Undistributed Net Investment Income):
Net Proceeds from Sale of Capital Stock	8,429,234	15,243,877
Net Asset Value of Shares Issued to Shareholders in Reinvestment of Dividends	9,138,323	10,626,699

	17,567,557	25,870,576
Cost of Capital Stock Reacquired	(32,713,846)	(34,673,616)

Decrease in Net Assets from Capital Stock Transactions	(15,146,289)	(8,803,040)

Total Decrease in Net Assets	(8,293,310)	(19,504,020)
Net Assets:
Beginning of Year	180,889,708	200,393,728

End of Year (including undistributed net investment income of $1,031,641 in 2000 and $777,481 in 1999 and accumulated realized capital loss of $1,225 in 2000 and $55,675 in 1999)	$172,596,398	$180,889,708

See Notes to Financial Statements.

The GNMA Fund Investment Accumulation Program, Inc.
Financial Highlights

	Year Ended December 31,
	2000	1999	1998	1997	1996
Selected Data for a Share of Capital Stock Outstanding Throughout Each Year:
Net Asset Value, Beginning of Year	$19.95	$21.09	$21.03	$20.59	$21.10

Income From Investment Operations
Net Investment Income	1.32	1.28	1.33	1.40	1.41
Net Realized and Unrealized Gain (Loss) on Investments	0.79	(1.15)	0.09	0.43	(0.53)

Total From Investment Operations	2.11	.13	1.42	1.83	0.88

Dividend Distributions from Net Investment Income	(1.28)	(1.27)	(1.36)	(1.39)	(1.39)

Net Asset Value, End of Year	$20.78	$19.95	$21.09	$20.03	$20.59

Total Investment Return	10.98%	0.57%	7.02%	9.16%	4.39%

Significant Ratios/Supplemental Data
Net Assets, End of Year (in thousands)	$172,596	$180,890	$200,394	$201,790	$207,769

Operating Expenses to Average Net Assets	0.58%	0.60%	0.56%	0.57%	0.57%

Net Investment Income to Average Net Assets	6.53%	6.37%	6.29%	6.74%	6.84%

Portfolio Turnover Rate	0%	0%	0%	0%	0%

See Notes to Financial Statements.

The GNMA Fund Investment Accumulation Program, Inc.
Notes to Financial Statements

1. Significant Accounting Policies

    The GNMA Fund Investment Accumulation Program, Inc. (the "Program") was incorporated under Maryland law on November 17, 1977 and commenced operations on April 24, 1978. The Program is registered under the Investment Company Act of 1940 as an open-end management company.

    The following is a summary of significant accounting policies consistently followed by the Program.

(a)
Investments are valued by the Program's pricing agent, Interactive Data Services, Inc. These values are not necessarily bids or actual last sale prices but are estimates of the prices at which the pricing agent believes the Program could sell such investment securities.
(b)
It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.
(c)
Security transactions are recorded on the date the securities are purchased or sold (the trade date). Interest income including amortization of discount less premium amortization is recorded as earned. Dividend distributions to shareholders are recorded on the ex-dividend date.
(d)
The Program follows the accounting practice known as "Equalization" by which a portion of the proceeds from sales and costs of reacquiring capital shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of capital stock.
(e)	Prepaid registration fees are charged to expense as the related shares are issued or over the period of registration, whichever is applicable.
(f)	Paydown gains and losses are recorded as adjustments to net investment income.

2. Administration Agreement

    The Program has entered into an Administration Agreement with Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("MLPF&S"), Prudential Securities Inc., Dean Witter Reynolds, Inc. and Salomon Smith Barney Inc. (the "Administrators"), whereby the Administrators perform certain administrative duties for the Program. For these services, the Administrators receive a monthly fee from the Program equal to 0.2% on an annual basis of the Program's average daily net assets and have agreed to reimburse the Program to the extent the Program's expenses (excluding interest, taxes, brokerage fees and extraordinary items such as litigation costs) exceed the lesser of (i) 1 1/2% of the first $30 million of the average daily net assets of the Program and 1% of the average daily net assets in excess thereof, or (ii) 25% of the Program's investment income.

    Certain officers and/or directors of the Program are officers of MLPF&S.

3. Purchases and Sales of Securities

    During the year ended December 31, 2000 purchases, excluding short-term securities, totaled $5,200,088. There were no sales of securities.

The GNMA Fund Investment Accumulation Program, Inc.
Notes to Financial Statements (concluded)

4. Capital Shares

The Articles of Incorporation authorize the Program to issue 25,000,000 shares of a single class at $.01 par value per share. At December 31, 2000, paid-in capital amounted to $171,382,314. Transactions in shares were as follows:

	Year Ended December 31,
	2000	1999
Shares sold	422,323	746,206
Shares issued to shareholders in reinvestment of dividends	455,280	521,730

Total	877,603	1,267,936
Shares reacquired	(1,637,151)	(1,702,879)

Net decrease	(759,548)	(434,943)

5. Dividends and Distributions

    The Program distributes, monthly, substantially all of its net investment income. Net realized capital gains, if any, are distributed annually. At December 31, 2000, the Program had a capital loss carry forward of approximately $1,200 (expiring 2006), which will be available to offset a like amount of future taxable gains.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
The GNMA Fund Investment Accumulation Program, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GNMA Fund Investment Accumulation Program, Inc. as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The GNMA Fund Investment Accumulation Program, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 23, 2001